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                                                                    EXHIBIT 10.1

          AMENDMENT NO. 1, dated as of June 15, 2000 (the "Amendment") to the CREDIT AGREEMENT (the "Credit Agreement"), dated as of June 21, 1999, among BLOCKBUSTER INC., a Delaware corporation (the "Borrower"), the Bank parties thereto from time to time, CITIBANK, N.A., as the Administrative Agent, THE BANK OF NEW YORK, as the Documentation Agent, THE BANK OF AMERICA NT&SA, as a Syndication Agent and CHASE SECURITIES INC., as a Syndication Agent.

                                  WITNESSETH:

          WHEREAS, the parties have heretofore entered into the Credit Agreement providing for, among other things, a 364-day revolving commitment due to mature on June 19, 2000;

          WHEREAS, the Tranche C Loan Banks now desire to amend the Credit Agreement to extend the maturity date of the 364-day revolving loan commitment

          NOW THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendment.  Section 1.1 of the Credit Agreement is hereby
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amended by replacing "June 19, 2000" in the definition of "Tranche C Loan
Commitment Termination Date" with "December 14, 2000".

          SECTION 2.  Effectiveness.  This Amendment will be effective upon the
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execution of counterparts hereof by the Borrower and each of the Tranche C Loan
Banks.

          SECTION 3.  Representations and Warranties.  The Borrower hereby
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represents and warrants that as of the date hereof (i) the representations and warranties contained in Article VI of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and
(ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

          SECTION 4.  Miscellaneous.  (a) Capitalized terms used herein and not
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otherwise defined herein shall have the meanings ascribed to them in the Credit
Agreement.

          (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

          (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

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          (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of the Amendment.

          (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    BLOCKBUSTER INC., as Borrower


                                    By:  /s/ RICHARD McDOWELL
                                       -----------------------------------------
                                       Name:     Richard McDowell
                                       Title:    Senior Vice President/Treasurer


                                    CITIBANK, N.A., as a Bank


                                    By:  /s/ ROBERT PARR
                                       -----------------------------------------
                                       Name:     Robert Parr
                                       Title:    M.D.


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